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           THIS NOTICE CONTAINS IMPORTANT INFORMATION CONCERNING YOUR
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY

                               SEPTEMBER 24, 2007

                NEW YORK LIFE LONGEVITY BENEFIT VARIABLE ANNUITY
                      NOW AVAILABLE FOR USE WITH ROTH IRAS

     As of September 24, 2007, the New York Life Longevity Benefit Variable Annuity is now available for use with Roth IRAs.

     All references in the Prospectus regarding the non-availability of Qualified Policies are amended to add a footnote stating: "As of September 24, 2007, the New York Life Longevity Benefit Variable Annuity will be available for use with Roth IRAs. Please consult with your Registered Representative to determine when the policy will become available for use with other tax-qualified plans."

     This Notice is a Supplement to the above referenced Prospectus dated May 1, 2007, and amends the Prospectus for the policy. You should read this information carefully and retain this supplement for future reference together with the Prospectus. The terms We use in this supplement have the same meaning as in the Prospectus for the policy. The above referenced policy invests in NYLIAC Variable Annuity Separate Account-IV.

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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010